UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Mattel, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MATTEL, INC. 333 CONTINENTAL BLVD. EL SEGUNDO, CA 90245-5012	Your Vote Counts! MATTEL, INC. 2022 Annual Meeting Vote by May 24, 2022 11:59 PM ET. For PIP Shares, vote by May 19, 2022 11:59 PM ET.

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You invested in MATTEL, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 25, 2022.

Get informed before you vote
View the 2022 Proxy Statement and Notice of Annual Meeting of Stockholders and 2021 Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the proxy materials by requesting prior to May 11, 2022. If you would like to request a paper or email copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. There is no charge to you for requesting a copy. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 25, 2022 1:00 p.m. Los Angeles Time Virtually at: www.virtualshareholdermeeting.com/MAT2022

*	The company will be hosting the meeting live via the Internet this year at the website address above. Please check the proxy materials for instructions on how to access the meeting.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.ProxyVote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors
Nominees:
1a.	R. Todd Bradley	For
1b.	Adriana Cisneros	For
1c.	Michael Dolan	For
1d.	Diana Ferguson	For
1e.	Ynon Kreiz	For
1f.	Soren Laursen	For
1g.	Ann Lewnes	For
1h.	Roger Lynch	For
1i.	Dominic Ng	For
1j.	Dr. Judy Olian	For
2.	Ratification of the selection of PricewaterhouseCoopers LLP as Mattel, Inc.’s independent registered public accounting firm for the year ending December 31, 2022.	For
3.	Advisory vote to approve named executive officer compensation, as described in the Mattel, Inc. Proxy Statement.	For
4.	Approval of the Sixth Amendment to the Mattel, Inc. Amended and Restated 2010 Equity and Long-Term Compensation Plan.	For
5.	Stockholder proposal regarding our special meeting bylaw.	Against
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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